                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 4, 2000


                            Breakaway Solutions, Inc.

             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)


                                    Delaware

             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)


          000-27269                                    04-3285165

---------------------------------          -----------------------------------

    (Commission File Number)               (I.R.S. Employer Identification No.)


        50 Rowes Wharf
      Boston, Massachusetts                                     02110

----------------------------------------                 ---------------------

(Address of Principal Executive Offices)                      (Zip Code)


                                 (617) 960-3400

                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Breakaway Solutions, Inc. (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as exhibits hereto:

     o the Registrant's press release, dated October 4, 2000, announcing, among other things, preliminary third quarter 2000 financial results and a 9% reduction in staff.

     o the Registrant's press release, dated October 26, 2000, announcing the Registrant's third quarter 2000 financial results.

         A copy of the Press Release announcing, among other things, the Registrant's preliminary third quarter 2000 financial results and a 9% reduction in staff is attached to this Current Report on Form 8-K as Exhibit 99.1.

         A copy of the Press Release announcing the Registrant's third quarter 2000 financial results is attached to this Current Report on Form 8-K as Exhibit 99.2.

         In addition, on October 24, 2000, the Registrant acquired a 19.9% interest in Breakaway Solutions Asia Pacific Limited, a Bermuda company ("Breakaway Asia Pacific") and granted a license to that company. ICG AsiaWorks Limited, a subsidiary of Internet Capital Group, Inc. owns the balance of the shares of Breakaway Asia Pacific. Internet Capital Group is the Registrant's largest stockholder and has two representatives on the Registrant's Board of Directors.

         The license granted by the Registrant to Breakaway Asia Pacific gives Breakaway Asia Pacific, on a royalty-free basis, the exclusive right to use the "Breakaway Solutions" name and the Registrant's other intellectual property, in all of Asia, except Japan. Either party to the license may terminate the license if the other party breaches its obligations or becomes bankrupt.

         The Registrant and ICG AsiaWorks have also entered into a Shareholders Agreement with respect to Breakaway Asia Pacific. Under the terms of the Shareholders Agreement, ICG AsiaWorks has invested $10 million in Breakaway Asia Pacific and has agreed to invest up to an additional $15 million if requested to do so by the board of directors of Breakaway Asia Pacific. The Registrant's 19.9% ownership interest would not be diluted in the event of any additional investment, up to $15 million. The board of directors of Breakaway Asia Pacific, under the terms of the Shareholders Agreement, consists of three directors appointed by IGC Asia Pacific, the chief executive officer of Breakaway Asia Pacific and one representative of Breakaway.

         Either party may terminate the Shareholders Agreement in the event of a material breach by the other party, or if the other party dissolves, is liquidated or goes bankrupt. In addition, ICG AsiaWorks may terminate the Shareholders Agreement if Breakaway Asia Pacific has terminated the related license agreement described above. In the event of a termination by ICG AsiaWorks, that company has the right to require the Registrant to sell its interest in Breakaway Asia Pacific to ICG AsiaWorks for the current fair market value of that interest. If the Registrant terminates the Shareholders Agreement, Breakaway has the right to require ICG AsiaWorks to buy its interest at current fair market value.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

             Not Applicable.

        (b)  PRO FORMA FINANCIAL INFORMATION

             Not Applicable.

        (c)  EXHIBITS

             99.1 Press Release, dated October 4, 2000, announcing, among other things, preliminary third quarter 2000 financing results and a 9% reduction in staff.

             99.2 Press Release, dated October 26, 2000, announcing the Registrant's third quarter 2000 financial results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BREAKAWAY SOLUTIONS, INC.

Date:    November 13, 2000          By: /s/ KEVIN COMERFORD
                                        ---------------------------------
                                        KEVIN COMERFORD
                                          VICE PRESIDENT, ADMINISTRATION
                                          CHIEF FINANCIAL OFFICER, TREASURER
                                          AND SECRETARY

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1 Press Release, dated October 4, 2000, announcing, among other things, preliminary third quarter 2000 financial results and a 9% reduction in the Registrant's staff.

99.2 Press Release, dated October 26, 2000, announcing the Registrant's third quarter 2000 financial results.